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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted
[ ] Definitive Proxy Statement                 by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                       UNITED INVESTORS INCOME PROPERTIES
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:


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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:


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(2)      Form, Schedule or Registration Statement No.:


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(3)      Filing Party:


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(4)      Date Filed:


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                       UNITED INVESTORS INCOME PROPERTIES
                           C/O THE ALTMAN GROUP, INC.
                            1275 VALLEY BROOK AVENUE
                           LYNDHURST, NEW JERSEY 07071
                                 (800) 217-9608

                                  March 3, 2005


                  SUPPLEMENT TO CONSENT SOLICITATION STATEMENT


         On February 24, 2005, United Investors Real Estate, Inc., (the "General Partner") the general partner of United Investors Income Properties, a Missouri limited partnership (the "Partnership"), furnished a Consent Solicitation Statement to limited partners (the "Limited Partners") of the Partnership in connection with an amendment (the "Amendment") of the Agreement of Limited Partnership (the "Partnership Agreement") of your Partnership to eliminate certain limitations on the terms of financings that the General Partner may obtain on behalf of the Partnership.


         Your Partnership intends to finance one or more of its multifamily apartment properties (the "Properties") by obtaining loans secured by the Properties from one or more third party lenders (collectively, the "Financings" and individually, a "Financing"). The Amendment will provide the Partnership greater flexibility with respect to the terms of these Financings, and as a result, could result in Financings on terms more advantageous to the Partnership than permitted under the existing Partnership Agreement.


         This Supplement to the Consent Solicitation Statement supplements the Consent Solicitation Statement, and to the extent that information set forth in this Supplement to the Consent Solicitation conflicts with any information set forth in the Consent Solicitation Statement, this Supplement to the Consent Solicitation Statement shall control. Capitalized terms used in this Supplement to the Consent Solicitation Statement but not otherwise defined in this Supplement to the Consent Solicitation Statement have the meanings ascribed thereto in the Consent Solicitation Statement.

         After each Financing, the Partnership plans to distribute the resulting net proceeds in accordance with the terms of the Partnership Agreement. The Partnership intends to initially obtain a $3,380,000 loan secured by a first mortgage on Meadow Wood, a 85-unit apartment complex located in Medford, Oregon (the "Meadow Wood Financing"). The General Partner anticipates that the limited partners of the Partnership will receive approximately $56.00 per unit of limited partnership interest (a "unit" or collectively, "units") as a result of the Meadow Wood Financing. The anticipated distribution amount is greater than originally described in the Consent Solicitation Statement due to the prior calculation mistakenly including a brokerage commission of $101,400 that will not be payable as a result of the Financing. However, there can be no assurance as to the amount of the distributions or that the Meadow Wood Financing will be consummated on the terms and conditions described in the Consent Solicitation Statement, on different terms and conditions, or at all.

         The General Partner is of the opinion that the Financings at the current time would contain loan terms that would be relatively favorable to the Partnership. If the Amendment is not adopted, the Partnership will continue to operate the Properties, and there can be no assurance that the General Partner can finance the Properties on terms permitted by the Partnership Agreement, the Partnership will make any future distributions to the Limited Partners, the Limited Partners will receive distributions equal to any future taxable income generated from operation, the Properties can continue to be operated without substantial improvements, or a sale of the Properties on favorable terms will be possible in the future.

         The Consent Solicitation Statement will be extended to MIDNIGHT, NEW YORK CITY TIME, ON MARCH 25, 2005. The Consent Solicitation Statement was previously scheduled to expire at midnight, New York time, on March 15, 2005.


         As described in the Consent Solicitation Statement, the consent of a majority in interest of the Limited Partners is required to approve the Amendment. As of March 3, 2005, 61,063 units were issued and outstanding, and affiliates of the General Partner own 24,469, or approximately 40.07%, of the outstanding units and will consent
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to the proposed Amendment. As of March 3, 2005, Limited Partners owning 78 units have voted for the Amendment, and no Limited Partners have voted against or abstained. Limited Partners must return their Consent by March 25, 2005 (unless such date is extended by the General Partner in its discretion and as described in the Consent Solicitation Statement), to the Solicitation Agent by mail, overnight courier or facsimile.


         The General Partner recommends that you consent to the Amendment by completing, dating and signing the enclosed Consent Form and returning it in the enclosed pre-addressed, postage-paid envelope.


         Questions and requests for assistance may be directed to the Solicitation Agent, The Altman Group, Inc., at its address set forth below.


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
                                           THE SOLICITATION AGENT IS:

                                             THE ALTMAN GROUP, INC.
By Mail, Overnight Courier or Hand:              By Facsimile:                   For Information please call:

     1275 Valley Brook Avenue                    (201) 460-0050                    TOLL FREE (800) 217-9608
    Lyndhurst, New Jersey 07071

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                                      -2-
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                       UNITED INVESTORS INCOME PROPERTIES

                           CONSENT OF LIMITED PARTNER

         The undersigned, a limited partner of United Investors Income Properties, a Missouri limited partnership (the "Partnership"), and the holder of units ("Units") of limited partnership interest in the Partnership, acting with respect to all of the Units owned by the undersigned, hereby:

               [__] Consents [__] Withholds Consent [__] Abstains

with respect to an amendment (the "Amendment") that deletes Section 9(c)(xx) of the Partnership's Agreement of Limited Partnership in its entirety.

IF NO ELECTION IS SPECIFIED, ANY OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT.

The undersigned hereby acknowledges receipt of the Consent Solicitation Statement, dated February 24, 2005, and the Supplement to the Consent Solicitation, dated March 3, 2005. THIS CONSENT IS SOLICITED ON BEHALF OF UNITED INVESTORS INCOME PROPERTIES, BY UNITED INVESTORS REAL ESTATE, INC., THE GENERAL PARTNER. A fully completed, signed and dated copy of this Consent Form should be sent to the Solicitation Agent by mail or overnight courier to the address specified below, or by fax to the fax number specified below, prior to midnight, New York City time on March 25, 2005.

Dated:  ____________, 2005

By:
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Please Print Name

If held jointly:

By:
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Please Print Name

Please sign exactly as you hold your Partnership Units. When signing as an attorney-in-fact, executors, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.